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                                                                 EXHIBIT 10.38.2

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                                SECOND AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
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         Second Amendment dated as of May 7, 1999 to Revolving Credit and Term
Loan Agreement (the "Second Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of November 4, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent") and The CIT Group/Business Credit, Inc. as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

            (a) the definition of "Borrowing Base" is hereby amended by deleting the words "the Excess Availability is less than $100,000,000" which appear in subparagraph (b) of such definition and substituting in place thereof the words "the Excess Availability is less than $75,000,000";

            (b) the definition of "Consolidated Tangible Capital Funds" is hereby amended by deleting such definition in its entirety and restating it as follows:

                Consolidated Tangible Capital Funds. As at any date of determination, the sum of (a) Consolidated Tangible Net Worth on such date, plus (b) the aggregate principal amount of the Subordinated Notes outstanding on such date, plus all accrued interest owing on such Subordinated Notes on such date, plus (c) any other adjustments to Consolidated Tangible Net Worth as is agreed in writing among the Borrower, the Agent and the Majority Banks; provided, however, for purposes of calculating compliance with the covenant contained in
         Section 11.1 hereof, (1) any nonrecurring and restructuring charges taken in the third and fourth fiscal quarters of the 1999 fiscal year, up to an aggregate amount of not more than $73,000,000 and of which not more than $15,000,000 shall be in cash and (2) any noncash charges taken in connection with any writedowns in the valuation of the capital stock of Komag, Incorporated which the Borrower obtained in the Komag Disposition, which would otherwise be required to be deducted from the calculation of Consolidated Tangible Capital Funds shall not be deducted for purposes of calculating compliance with Section 11.1 of this Credit Agreement.


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         SECTION 2. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. Section
2.11.2(a) of the Credit Agreement is hereby amended by (a) deleting the words "the Excess Availability is greater than $100,000,000 at all times" which appears in the first sentence of Section 2.11.2(a) and substituting in place thereof the words "the Excess Availability is greater than $75,000,000 at all times"; and (b) deleting the words "or the Excess Availability at any time is less than $100,000,000" which appears in the second sentence of Section 2.11.2(a) and substituting in place thereof the words "or the Excess Availability at any time is less than $75,000,000".

         SECTION 3. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Section 4 of the Credit Agreement is hereby amended by deleting Section 4.6.2 in its entirety and restating it as follows:


                    SECTION 4.6.2. PROCEEDS OF ASSET SALES AND EQUITY ISSUANCES. In the event the Borrower or any of its Subsidiaries receives any (a) Net Cash Sale Proceeds from any Asset Sale permitted by Section 10.5.2 or otherwise consented to in writing by the Agent and the Majority Banks (or, in the event such a sale constitutes a sale of all or substantially all of the Collateral, then all the Banks) (other than (i) Net Cash Sale Proceeds from the sale of equipment or inventory which are to be reinvested by the Borrower or such Subsidiary within ninety (90) days of receipt thereof in replacement assets for those assets sold and (ii) Net Cash Sale Proceeds from any Komag Stock Sale and/or the proceeds received by the Borrower as a result of the repayment by Komag, Incorporated of any amounts owing the Borrower under the promissory note delivered by Komag, Incorporated to the Borrower in connection with the Komag Disposition (the "Komag Note"), provided that immediately after giving effect to any such Komag Stock Sale or the receipt of proceeds on the Komag Note, as the case may be, the Borrower's Excess Availability is not less than $75,000,000) and the aggregate amount of all Net Cash Sale Proceeds exceeds $2,500,000 or (b) Net Cash Proceeds from any Equity Issuances by the Borrower or any of its Subsidiaries after the Closing Date (other than Net Cash Proceeds from any Equity Issuance by the Borrower so long as (i) no Default or Event of Default has occurred and is continuing; (ii) immediately after giving effect to any such Equity Issuance, the Borrower's Excess Availability is not less than $75,000,000 and (iii) the aggregate amount of all such Net Cash Proceeds received by the Borrower which are not used to prepay the Term Loan does not exceed $150,000,000), the Borrower shall, immediately upon receipt thereof, or, in the case of Net Cash Sale Proceeds which are to be reinvested in replacement assets, ninety (90) days after receipt thereof if such proceeds are not so reinvested within such 90 days, make a prepayment of principal on the Term Loan in the amount of such proceeds (or, in the case of Net Cash Sale Proceeds required to be repaid, in the amount which exceeds $2,500,000), with such payment being applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity.

         SECTION 4. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9 of the Credit Agreement is hereby amended as follows:

            (a) Section 9.4(f) of the Credit Agreement is hereby amended by deleting the words "if Excess Availability is less than $100,000,000" which appear in Section 9.4(f) and substituting in place thereof the words "if Excess Availability is less than $75,000,000";


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            (b) Section 9.4(g) of the Credit Agreement is hereby amended by deleting the words "if Excess Availability is less than $100,000,000" which appear in Section 9.4(g) and substituting in place thereof the words "if Excess Availability is less than $75,000,000"; and

            (c) Section 9.9.2 of the Credit Agreement is hereby amended by deleting the words "and, to the extent Excess Availability is less than $100,000,000" which appears in Section 9.9.2 and substituting in place thereof the words "and, to the extent Excess Availability is less than $75,000,000".

         SECTION 5. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section
10.5 of the Credit Agreement is hereby amended as follows:

            (a) Section 10.5.1 of the Credit Agreement is hereby amended by deleting subparagraph (b) of Section 10.5.1 and restating it as follows: "(b)
(i) the merger or consolidation of two or more Subsidiaries of the Borrower so long as, in the event the parties to such merger or consolidation are a Guarantor and a Foreign Subsidiary, the Guarantor is the survivor of such merger and has taken or caused to be taken all action necessary to grant to the Agent a first priority perfected security interest in all of the Borrower's assets after such merger or consolidation; (ii) the acquisition by Western Digital (Singapore) Pte Ltd of all the operating assets of Western Digital (Tuas - Singapore) Pte Ltd.; and (iii) the transfer of assets from one Guarantor to the Borrower or another Guarantor;

            (b) Section 10.5.2 of the Credit Agreement is hereby amended by deleting Section 10.5.2 in its entirety and restating it as follows:

                SECTION 10.5.2. DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than the disposition of assets in the ordinary course of business, consistent with past practices; provided, however, so long as no Default or Event of Default shall have occurred and is continuing or would exist after giving effect thereto, (a) the Borrower shall be permitted to (i) enter into a sale and leaseback arrangement in respect of the real property located at Irvine, California and/or Rochester, Minnesota in an arms-length transaction for fair and reasonable value; (ii) consummate the Komag Disposition; and (iii) consummate any Komag Stock Sale, provided, in the case of any Komag Stock Sale, the total amount of the consideration received by the Borrower for each share of the Komag, Incorporated capital stock sold by the Borrower equals such capital stock's fair market value as determined as of the date of such sale; and (b) each Subsidiary shall be permitted, as the transferor, to enter into any disposition with any other Subsidiary which is expressly permitted by Section 10.5.1(b)(ii) and (iii).

                  Notwithstanding anything to the contrary contained in this
         Section 10.5.2, (a) the Borrower and its Subsidiaries shall not be permitted to dispose of any assets or take (or omit to take) any action in connection with any asset sale or other disposition or engage in any other transaction which action (or omission) would require any repayment, repurchase or redemption (or any mandatory offer to repay, repurchase or redeem) by the Borrower or any of its Subsidiaries of the Subordinated Notes or any other Subordinated Debt pursuant to the Subordinated Indenture or any other Subordinated Debt Document prior to the repayment in full in cash of all the Obligations and the termination in full of the Total Commitment, or would violate the provisions of the Subordinated Indenture or similar agreement; (b) the Borrower shall not directly or indirectly


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         sell or otherwise dispose of all or substantially all of its assets;
         and (c) except as expressly permitted in this Section 10.5.2, neither the Borrower nor its Subsidiaries shall sell or otherwise dispose of all or substantially all of the capital stock of any Person which is a Guarantor or is an entity the capital stock of which is pledged under the Loan Documents by the Borrower or any Guarantor, except for transfers to the Borrower or another Guarantor (with each such transfer to the Borrower or another Guarantor to be subject to the Agent's security interest therein for the benefit of the Agent and the Banks).

         SECTION 6. AMENDMENT TO SECTION 11 OF THE CREDIT AGREEMENT. Section 11 of the Credit Agreement is hereby amended as follows:

         (a) Section 11.1 of the Credit Agreement is hereby amended by deleting the chart which appears in Section 11.1 in its entirety and restating it as follows:


                                PERIOD                                 AMOUNT
                                ------                                 ------
         Closing Date - last day of Second Fiscal Quarter, 1999     $416,000,000

         First Day of Third Fiscal Quarter, 1999 - last day         $423,000,000
         of Third Fiscal Quarter, 1999

         First Day of Fourth Fiscal Quarter, 1999 - last day        $410,000,000
         of Fourth Fiscal Quarter, 1999

         First Day of First Fiscal Quarter, 2000 - last day         $400,000,000
         of First Fiscal Quarter, 2000

         First Day of Second Fiscal Quarter, 2000 - last day        $407,000,000
         of Second Fiscal Quarter, 2000

         First Day of Third Fiscal Quarter, 2000 - last day         $414,000,000
         of Third Fiscal Quarter, 2000

         First Day of Fourth Fiscal Quarter, 2000 - last day        $420,000,000
         of Fourth Fiscal Quarter, 2000

         First Day of First Fiscal Quarter, 2001 - last day         $427,000,000
         of First Fiscal Quarter, 2001

         First Day of Second Fiscal Quarter, 2001 - last day        $434,000,000
         of Second Fiscal Quarter, 2001

         First Day of Third Fiscal Quarter, 2001 - last day         $441,000,000
         of Third Fiscal Quarter, 2001

         Any time thereafter                                        $448,000,000


         (b) Section 11.2 of the Credit Agreement is hereby amended by deleting
Section 11.2 in its entirety and restating it as follows:

                  11.2. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, $130,000,000 for the Borrower's 1999 fiscal year, $160,000,000 for the Borrower's 2000 fiscal year and $170,000,000 in each fiscal year of the Borrower thereafter.

         SECTION 7. AMENDMENT TO SCHEDULE 10.3. Schedule 10.3 to the Credit Agreement is hereby amended by deleting that portion of Schedule 10.3 with the headings "Western Digital (I.S.) Limited", "Western Digital (Malaysia) Sdn. Bhd.", "Western Digital (S.E. Asia) Pte Ltd", "Western Digital (Singapore) Pte Ltd." and "Western Digital Hong Kong Limited" and restating each such portion of
Schedule 10.3 with that information attached hereto.


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         SECTION 8. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives the following:

            (a) a counterpart of this Second Amendment, executed by the Borrower, the Guarantors and the Banks; and

            (b) payment in cash of an amendment fee of $200,000 for the pro rata account of each of the Banks.

         SECTION 9. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Second Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of each the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

         SECTION 10. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 11. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

         SECTION 12. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 13. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).


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         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as a document under seal as of the date first above written.

                                             WESTERN DIGITAL CORPORATION


                                             By: /s/ STEVEN M. SLAVIN
                                                 -------------------------------
                                             Title: V.P., Taxes & Treasurer


                                             BANKBOSTON, N.A.


                                             By:
                                                 -------------------------------
                                             Title:


                                             THE CIT GROUP/BUSINESS CREDIT, INC.


                                             By:
                                                 -------------------------------
                                             Title:


                                             HELLER FINANCIAL, INC.


                                             By:
                                                 -------------------------------
                                             Title:


                                             FLEET CAPITAL CORPORATION


                                             By:
                                                 -------------------------------
                                             Title:


                                             FINOVA CAPITAL CORPORATION


                                             By:
                                                 -------------------------------
                                             Title:


                                             LASALLE BUSINESS CREDIT, INC.


                                             By: /s/ ROBERT ALEXANDER
                                                 -------------------------------
                                             Title: Vice President,
                                                    Senior Loan Officer


                                             FREMONT FINANCIAL CORPORATION


                                             By:
                                                 -------------------------------
                                             Title:


                                             FLEET BUSINESS CREDIT CORPORATION
                                             (f/k/a SANWA BUSINESS CREDIT CORP.)


                                             By:
                                                 -------------------------------
                                             Title:


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                            RATIFICATION OF GUARANTY

         The undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of May 7, 1999, and agrees that the Guarantee dated as of November 4, 1998 from WD UK and the Guaranty dated as of February 12, 1999 from Connex, Inc. in favor of the Agent and each of the Banks remains in full force and effect, and each Guarantor confirms and ratifies all of its obligations thereunder.


                                             CONNEX, INC.


                                             By: /s/ A. KEITH PLANT
                                                 -------------------------------
                                             Title: President


                                             WESTERN DIGITAL (U.K.) LIMITED


                                             By: /s/ MICHAEL A. CORNELIUS
                                                 -------------------------------
                                             Title: Assistant Secretary



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